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                                  EXHIBIT 23(A)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 21, 1997 included in Drexler Technology Corporation's Form 10-K for the year ended March 31, 1997 and to all references to our Firm included in this Registration Statement.



                                        /s/ ARTHUR ANDERSEN LLP
                                        ----------------------------------------
                                        ARTHUR ANDERSEN LLP


San Jose, California

November  3, 1997